POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Searay Financial Funds, a business trust organized under the laws of the State of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints CAMERON M. BERNADSKY, RICHARD W. BRADFORD and GEORGE K. DOUMANIS, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of February, 2000.

                                                /S/  THOMAS E. BECK, JR.
                                                ----------------------------
                                                Thomas E. Beck, Jr.
                                                Trustee

STATE OF NEVADA   )
                  )       ss:
COUNTY OF CLARK   )

     Before me, a Notary Public, in and for said county and state, personally appeared THOMAS E. BECK, JR., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 19th day of February, 2000.

                                                /S/  RITCHA D. CLIFTON
                                                ----------------------------
                                                Notary Public

                                                My commission expires: 04/08/01

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Searay Financial Funds, a business trust organized under the laws of the State of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee and the Vice President of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RICHARD W. BRADFORD and GEORGE K. DOUMANIS, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of February, 2000.

                                                /S/  CAMERON M. BERNADSKY
                                                -----------------------------
                                                Cameron M. Bernadsky
                                                Vice President and Trustee

STATE OF NEVADA   )
                  )       ss:
COUNTY OF CLARK   )

     Before me, a Notary Public, in and for said county and state, personally appeared CAMERON M. BERNADSKY, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 19th day of February, 2000.

                                                 /S/  RITCHA D. CLIFTON
                                                 -----------------------------
                                                 Notary Public

                                                 My commission expires: 04/08/01

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Searay Financial Funds, a business trust organized under the laws of the State of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee and the Treasurer, Chief Financial Officer and Secretary of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints CAMERON M. BERNADSKY and GEORGE K. DOUMANIS, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of February, 2000.

                                           /S/  RICHARD W. BRADFORD
                                           ---------------------------------
                                           Richard W. Bradford
                                           Treasurer, Chief Financial Officer,
                                           Secretary and Trustee

STATE OF NEVADA   )
                  )       ss:
COUNTY OF CLARK   )

     Before me, a Notary Public, in and for said county and state, personally appeared RICHARD W. BRADFORD, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 19th day of February, 2000.

                                           /S/  RITCHA D. CLIFTON
                                           ------------------------------
                                           Notary Public

                                           My commission expires: 04/08/01

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Searay Financial Funds, a business trust organized under the laws of the State of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints CAMERON M. BERNADSKY, RICHARD W. BRADFORD and GEORGE K. DOUMANIS, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 2000.

                                               /S/  KENNETH L. SIMON
                                               -------------------------------
                                               Kenneth L. Simon
                                               Trustee

STATE OF WASHINGTON        )
                           )       ss:
COUNTY OF THURSTON         )

     Before me, a Notary Public, in and for said county and state, personally appeared KENNETH L. SIMON, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 23rd day of February, 2000.

                                               /S/  ROSE WULF
                                               ------------------------------
                                               Notary Public in and for State of
                                               Washington Residing in Olympia

                                               My commission expires: 7-10-2001